UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices) (Zip Code)

(646) 429-1800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2025, Ryan Greene was appointed Chief Financial Officer of Stagwell Inc. (the “Company”). Mr. Greene had previously served as Chief Operating Officer of the Company since August 2021. Upon Mr. Greene’s appointment as Chief Financial Officer, he ceased serving as Chief Operating Officer of the Company.

In connection with Mr. Greene’s appointment as Chief Financial Officer, the Company and Mr. Greene agreed to the following material amendments to his compensation arrangements, effective as of July 1, 2025: (i) an increase in annualized base salary to $650,000 and (ii) an increase in annual discretionary bonus target to 80% of base salary, with any such bonus payable up to 50% in restricted stock units for shares of the Company’s Class A common stock which will vest one year following the applicable grant date, at the Company’s discretion. The foregoing description of the material amendments to Mr. Greene’s compensation arrangements is qualified in its entirety by reference to Amendment No. 1, dated as of July 2, 2025, to Employment Agreement, by and between the Company and Ryan Greene, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on July 2, 2025, Frank Lanuto was appointed Executive Vice President, Finance of the Company. Upon Mr. Lanuto’s appointment as Executive Vice President, Finance, and the appointment of Mr. Greene as Chief Financial Officer, Mr. Lanuto ceased serving as Chief Financial Officer of the Company. The change in Mr. Lanuto’s position is not a result of any disagreement with the Company or its Board of Directors relating to the Company’s operations, policies or practices or any issues regarding its accounting policies or practices.

In connection with Mr. Lanuto’s change in position from Chief Financial Officer to Executive Vice President, Finance, the Company and Mr. Lanuto agreed to the following material amendments to his compensation arrangements, effective as of July 1, 2025: (i) a continued annualized base salary of $650,000, (ii) a decrease in annual discretionary bonus target to 85% of base salary for 2025 and to 75% of base salary for 2026 and succeeding years, with any such bonus payable up to 25% in restricted stock units for shares of the Company’s Class A common stock which will vest one year following the applicable grant date, at the Company’s discretion, and (iii) a target award amount under the Company’s long-term equity incentive plan of approximately $619,000 for 2026 and of approximately $300,000 for 2027 and succeeding years. The foregoing description of the material amendments to Mr. Lanuto’s compensation arrangements is qualified in its entirety by reference to Amendment No. 2, dated as of July 2, 2025, to Employment Agreement, by and between the Company and Frank Lanuto, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Additional information regarding the backgrounds and compensation arrangements of Messrs. Greene and Lanuto is included in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025, and in the Company’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 25, 2025, and such information is incorporated herein by reference.

There are no arrangements or understandings between Mr. Greene and other persons or between Mr. Lanuto and other persons pursuant to which they were appointed as Chief Financial Officer and Executive Vice President, Finance, respectively. Neither Mr. Greene nor Mr. Lanuto has a family relationship with any director or executive officer of the Company. Neither Mr. Greene nor Mr. Lanuto has engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

In connection with the appointments described above, the Company determined to eliminate the stand-alone role of Chief Accounting Officer. On July 7, 2025, the Company notified Vincenzo DiMaggio, Chief Accounting Officer of the Company, of this decision. Mr. DiMaggio will depart the Company on a date to be determined. The Company expects that following Mr. DiMaggio’s departure, or beginning at such earlier time as designated by the Board of Directors of the Company, Mr. Lanuto will serve as principal accounting officer of the Company.

The elimination of the Chief Accounting Officer role and Mr. DiMaggio’s departure is not a result of any disagreement with the Company or its Board of Directors relating to the Company’s operations, policies or practices or any issues regarding its accounting policies or practices.

Item 7.01.	Regulation FD Disclosure

On July 8, 2025, the Company issued a press release announcing the appointment of Mr. Greene as Chief Financial Officer, the appointment of Mr. Lanuto, former Chief Financial Officer, as Executive Vice President, Finance, and certain other senior leadership appointments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated as of July 2, 2025, to Employment Agreement, by between the Company and Ryan Greene.
10.2	Amendment No. 2, dated as of July 2, 2025, to Employment Agreement, by and between the Company and Frank Lanuto.
99.1	Press release of Stagwell Inc. dated July 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025

Stagwell Inc.

By:	/s/ Peter McElligott
Name: Peter McElligott
Title: General Counsel